                                                                   EXHIBIT 10.33

                                  INNOVEX INC.


                                       AND


                                   VIVUS, INC.




                                   SALES FORCE

                               SERVICES AGREEMENT

        This Sales Force Services Agreement ("Agreement"), effective as of February 1, 1998, is by and between Vivus, Inc., with offices at 605 East Fairchild Drive, Mountain View, CA 94043 ("Vivus") and, Innovex Inc., whose principal office is at 10 Waterview Boulevard, Parsippany, NJ 07054 ("Innovex").

        WHEREAS, Vivus, a corporation organized and existing under the laws of Delaware is engaged, in research, development, manufacture and marketing of pharmaceutical products;

        WHEREAS, Innovex, a corporation organized and existing under the laws of Delaware, is a Contract Pharmaceutical Organization (C.P.O.), providing integrated pharmaceutical services; and

        WHEREAS, Vivus desires to acquire and Innovex desires to provide sales force services on the terms and conditions contained in this Agreement;

        NOW THEREFORE, in consideration of the following covenants, promises and obligations, Vivus and Innovex agree:


1.0     DEFINITIONS

        When used in this Agreement, the following terms and phrases shall have the meanings identified below:

        1.1 "Affiliate" shall mean any corporation or business entity controlled by, controlling, or under common control with (e.g., controlled by a party which controls a party to this Agreement) a party to this Agreement. For this purpose, "control" shall mean direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock or income interest in such corporation or other business entity, or such other relationship as, in fact, constitutes actual control.

        1.2 "Product" shall mean MUSE (alprostadil) or any other product whose sales promotion is assigned to Innovex by mutual agreement with Vivus.

        1.3 "Project Operations Manual" shall mean a document produced by Innovex and reasonably acceptable to Vivus, containing the objectives and targets for the Services, and reporting and administrative standards.

2.0     SERVICES

        2.1 Vivus retains Innovex as an independent contractor for the sole purpose of providing the sales force services on the terms and conditions of this Agreement, including the responsibilities and obligations set forth in Schedules I and III (the "Services"). Vivus and Innovex are not partners, not co-employers and not agents for one another, and neither company has the power to exercise control over the activities of the other company's employees. Innovex Personnel (as defined in Section 4.1) shall not have the authority to make any commitments whatsoever on behalf of Vivus except for the Services directly permitted by this Agreement.

        2.2 Vivus reserves the right to solicit orders from and sell directly to any customer and all distributors or other intermediaries.

3.0     COMPENSATION AND EXPENSES

        3.1 As compensation for the Services performed, Vivus shall pay Innovex in the manner and amounts specified in Schedule V. If the scope of the Services, or the time necessary to perform the Services changes, the compensation to be paid by Vivus will be adjusted as mutually agreed upon in writing by Vivus and Innovex.

        3.2 All invoices are strictly net of any taxes imposed on services, and payment in full of all invoices must be made within thirty
                (30) days of the date of the invoice.

               - If the method of payment is by direct transfer to the Innovex bank account, the wire transfer instructions are as follows:

                      Innovex Inc.
                      Accounting Number:    [*]
                      ABA Number:   [*]
                      Branch Banking & Trust Co., Raleigh, NC

               -      Innovex Federal Employment ID Number is [*]

               -      Payments by check should be mailed to the Innovex Lockbox

                      Innovex, Inc.
                      P.O. Box 890062
                      Charlotte, NC 28289-0062


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

               - Payments by check may be remitted via Federal Express to Innovex's Lockbox as follows:

                      Innovex Inc.
                      Branch Banking & Trust Co.
                      1251 Arrowpine Drive
                      Charlotte, NC 28273
                      Attn: Wholesale Lockbox Dept. (Box 890062)


        3.3 Vivus and Innovex agree that if payment is not made within thirty (30) days of the date of the invoice, Interest shall accrue on a daily basis at [*]. If there is a rational basis for Vivus to dispute the amount of an invoice, or any portion thereof, no interest shall accrue on the amount in dispute until thirty days after the dispute is resolved. If the period of non-conforming payment [*], Innovex may, at its sole discretion and without prejudice to any other rights or remedies, [*] notice of intent to suspend the Services which specifically references this Section 3.3, and if the non-conforming payment continues [*].

4.0  PERSONNEL

        4.1 For the purposes of this Agreement, any individual who is authorized to perform any part of the Services on behalf of Innovex is considered Innovex Personnel ("Innovex Personnel").

        4.2 In the event that any Innovex Personnel providing any of the Services referred to in this Agreement should be employed by Vivus or an Affiliate then a fee may be payable to Innovex as provided in Schedule V.

5.0  CONFIDENTIAL INFORMATION

        5.1 Innovex and Vivus agree that any information relating to the technology, research, products, legal affairs, marketing plans, business affairs, contracts or finances of the other or Affiliates or of any suppliers, agents, distributors, licensees or customers of the other which is (a) marked as confidential,
                (b) otherwise represented by the disclosing party as confidential either before or within a reasonable time after its disclosure, or (c) otherwise represents proprietary or confidential information shall be Confidential Information ("Confidential Information"). Innovex and Vivus agree; (i) to hold Confidential Information in strict confidence and disclose it only on a need-to-know basis to Affiliates, subcontractors and employees who are under a written obligation to maintain the confidentiality of the information; (ii) to make or copy materials containing Confidential Information only as reasonably required in connection with this Agreement; and (iii) to deliver to the disclosing party or destroy any materials, or copies

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        of materials, containing Confidential Information when they are no longer needed in connection with the Agreement.


     5.2 The obligations of the parties in Section 5.1 shall not extend to any Confidential Information:

        - which can be shown by written documentation to have been known by the recipient prior to its receipt from the other;

        - which is public or lawfully becomes generally available to the public through no fault of the party;

        - which is lawfully acquired from a third party without being made subject to an obligation of confidence by the third party;

        - which by mutual written agreement is released from the confidentiality provisions of this Agreement; or

        - which is required to be disclosed under any statutory, regulatory or judicial requirement, and in that event, confidentiality will be preserved and protected to the extent possible; additionally, notice will be provided to the other party prior to any such disclosure.

                The obligations of Innovex and Vivus under Section 5.2 of this Agreement shall survive the termination or expiration of this Agreement for a period of five (5) years.

     5.3 It is expressly agreed that neither party transfers to the other party by operation of this Agreement any patent right, copyright or other proprietary right either party owns as of the commencement date of this Agreement. Vivus and Innovex agree that [*].

6.0  INDEMNIFICATION

     6.1 Vivus shall indemnify, defend and hold harmless Innovex, its Affiliates and its and their respective directors, officers, employees and agents (each, an "Innovex Indemnitees") against all losses, claims, actions, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) (collectively, "Losses") [*]. Notwithstanding the foregoing, Vivus shall not be required to indemnify Innovex for any Losses to the extent they arise from the negligence or willful misconduct of Innovex.

     6.2 Innovex shall indemnify, defend and hold harmless, Vivus, its Affiliates and its and their respective directors, officers, employees and agents against Losses [*]. Notwithstanding the

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                foregoing, Innovex shall not be required to indemnify Vivus for any losses to the extent they arise from the negligence or willful misconduct of Vivus.

        6.3 The party seeking indemnification hereunder (the "Indemnified Party") shall: (a) give the party obligated to indemnify (the "Indemnifying Party") prompt notice of any such claim or lawsuit (including a copy thereof) served upon Indemnified Party; and
                (b) cooperate fully with Indemnifying Party and its legal representatives in the investigation of any matter the subject of indemnification; and (c) shall not unreasonably withhold its approval of the settlement of any claim, liability or action by Indemnifying Party covered by this Indemnification provision; provided however, that Indemnified Party's failure to comply with its obligations under this provision shall not constitute a breach of this Agreement nor relieve Indemnifying Party of its indemnification obligations hereunder, except to the extent, if any, that Indemnifying Party's defense of the affected claim, action or proceeding was actually and materially impaired thereby.

        6.4 Neither Vivus nor Innovex, nor their respective Affiliates, directors, officers, employees or agents shall be liable to the other for any special, incidental, indirect or consequential damages, including, but not limited to the loss of opportunity, use, revenue or profit, in connection with this Agreement or the Services performed hereunder, even if such damages shall have been foreseeable; provided, however, this provision in no way relieves or affects the indemnification obligations of either Vivus or Innovex with respect to claims brought by third parties.

        6.5     Innovex shall not be liable to Vivus for claims or losses [*].

        6.6 The obligations of Innovex and Vivus under Section 6 shall survive the termination of the Agreement.

7.0  INSURANCE

     Innovex and Vivus shall [*]. Neither party shall do or omit to do any act, matter or thing which could prejudice or render voidable any such insurance. Innovex and Vivus shall, upon request by the other, provide a certification evidencing the insurance or any renewal. Each party shall notify the other party of any cancellation of or material change in any such insurance arrangements, if possible, prior to cancellation or material change, but in any event, as soon as possible.

8.0  IMPROPER ACTIVITIES

     If either party shall in its reasonable judgment determine that any of the personnel, employees or subcontractors performing obligations pursuant to this Agreement are being used for purposes or are involved in any activity including but not limited to conduct which is unethical, illegal, immoral

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     or which may harm the other party's standing or reputation, then that party shall give notice to the other specifying the purpose or activity of the complaint and requiring that the other cease such activity. The offending party shall use its best efforts to cease such activity immediately after having received notice and in every instance such cessation shall take place within seven days after having received notice. Cessation of the activity and/or termination of the offending personnel, employee or subcontractor will generally be a reasonable response to such a complaint.

9.0  TERM & TERMINATION

        9.1 The initial term of this Agreement will begin on the date first above written and continue until [*]. Vivus will have the option to extend the term of the Agreement for up to [*] upon the terms set forth herein by giving Innovex written notice of Vivus's exercise of the option to extend, no later than [*].

        9.2 Either party may terminate this Agreement by written notice at any time if the other party defaults in the performance of its material obligations under this Agreement. In the event of such default, the party declaring the default shall provide the defaulting party with written notice setting forth the nature of the default, and the defaulting party shall have [*] to cure the default. If the defaulting party fails to cure the default within the foregoing time periods, the other party may terminate this Agreement by written notice to the defaulting party, which notice shall be effective upon receipt.

        9.3     Vivus may terminate this Agreement [*].

        9.4 Either party may terminate this Agreement by written notice to the other party, effective upon receipt with no right to cure the default, if the other party files a petition for bankruptcy, reorganization or arrangement under any state statute, or makes an assignment for the benefit of creditors or takes advantage of any insolvency statute or similar statute, or if a receiver or trustee is appointed for the property and assets of the party and the receivership proceedings are not dismissed within sixty
                (60) days of such appointment.

        9.5 Termination of the Agreement for whatever reason shall not affect the accrued rights of either Innovex or Vivus arising under or out of this Agreement and all provisions which expressly or by implication survive this Agreement shall remain in full force and effect.

10.0 FORCE MAJEURE

     Innovex and Vivus shall be excused for the period of any delay in the performance of any obligations under this Agreement when prevented from performing such obligations by cause or causes beyond their reasonable control, including, without limitation, strike, lockout or other labor

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     disturbance (other than a strike, lockout or other labor disturbance involving Innovex Personnel), flood, riot, insurrection, civil commotion, fire, accident, act of war (whether war is declared or not), embargo, delay of carrier, inability to obtain material, failure of power or natural source of supply, act, injunction, or restraint of government, act of God or any other casualty. The party affected thereby shall give the other party prompt written notice specifying the extent to which its performance will likely be affected. The party affected shall exert reasonable efforts to eliminate, cure or overcome any such cause and resume performance as soon as practicable.

11.0 RETURN OF MATERIALS

     Innovex shall within sixty (60) days of termination or expiration of this Agreement, at the request of Vivus, destroy or return all materials belonging to Vivus, including the materials discussed in Section 5.3, other than those which Innovex has a legal obligation to keep.

12.0 NOTICES

     All notices under this Agreement shall be in writing and shall be deemed duly given when received, if personally delivered or sent by facsimile transmission, or one business day after the date mailed by overnight courier, and addressed to the parties at the following addresses:

         If to Vivus send to:

         Vivus, Inc.
         605 East Fairchild
         Mountain View, CA 94043
         Attention:Julian Gangolli, Vice President, Marketing
         Phone:   (650) 934-5200
         Fax:     (650) 934-5211

         with a copy in the case of disputes or legal matters to:

         Robert Brownell
         Wilson Sonsini Goodrich & Rosati
         650 Page Mill Road
         Palo Alto, CA 94304
         Phone:   (650) 493-9300
         Fax:     (650) 493-6811

         If to Innovex send to:

         Innovex, Inc.
         10 Waterview Boulevard
         Parsippany, NJ 07054
         Attention: David Stack, President
         Phone:   (973) 257-4570
         Fax:     (973) 257-4581

         with a copy in the case of disputes or legal matters to:

         L. Stephen Garlow
         General Counsel
         Innovex Inc.
         11250 Corporate Avenue
         Lenexa, KS 66219
         Phone:   (913) 752-8620
         Fax:     (913) 752-8699

         or to such other destination as either party may hereafter notify the other party in accordance with this section.

13.0 ASSIGNMENT

     Neither party may assign this Agreement without the prior written consent of the other party, except that either party may assign this Agreement without consent to a successor in interest to substantially all of the business of that party to which the subject matter of this Agreement relates.

14.0 WARRANTIES & REPRESENTATIONS

        14.1 Each party warrants and represents to the other that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this Agreement.

        14.2 Innovex and Vivus agree to undertake all of their respective obligations under this Agreement in conformance with generally accepted business standards, and in material conformance with all applicable local, state and federal laws and regulations, as amended, including employment laws, tax laws, and the Federal Equal Employment Opportunity Act, the Fair Labor Standards Act, the Food Drug and Cosmetics Act and the Prescription Drug Marketing Act.

        14.3 Vivus warrants and represents that it has no knowledge of the existence of any U.S. patent owned or controlled by anyone other than Vivus or an Affiliate which covers the Product and would prevent Vivus from making, using, or selling the Product or would prevent Vivus or Innovex from promoting or detailing the Product.

        14.4 Vivus acknowledges that Innovex will require documents, data, records, resources, direction and cooperation by Vivus in order to properly perform the Services. Innovex is not responsible for errors, delays, or other consequences to the extent such errors, delays, or other consequences arise solely from the failure of Vivus to provide such documents, data, records, resources, direction or cooperation.

        14.5 Innovex acknowledges its responsibility to and will (i) maintain all necessary personnel and payroll records for Innovex Personnel; (ii) compute wages and withhold applicable Federal, State, and local taxes and Federal FICA payments for Innovex Personnel; (iii) remit employee withholdings to the proper governmental authorities and make employer contributions for Federal FICA and Federal and State unemployment insurance payments for Innovex Personnel; (iv) pay net wages and fringe benefits, if any, directly to Innovex Personnel; and (v) provide for liability and Workers' Compensation insurance coverage for Innovex Personnel.

15.0 ADVERSE DRUG EXPERIENCE OR PRODUCT COMPLAINTS

     If Innovex Personnel become aware of any adverse drug experience reports or product complaints involving the use of any Vivus product, whether or not related to the Product under this Agreement, they shall immediately inform Vivus in accordance with Vivus procedures. When Vivus communicates information concerning adverse drug experience reports to its own sales force, such information shall be communicated to Innovex and Innovex Personnel, in a manner consistent with the Vivus SOPs.

16.0 ARBITRATION

     Resolution of disputes concerning any aspect of the Services or the Agreement, excluding termination, shall be accomplished by good faith negotiations between Vivus and Innovex, within thirty (30) days of notice. If necessary, thereafter, resolution of such disputes shall be accomplished, at written request of either party to the other party, by binding arbitration, which shall not interfere with the timely rendering of the Services. Arbitration will be pursuant to the Rules of Conciliation and Arbitration of the American Arbitration Association, using a three-person panel of arbitrators, one (1) to be designated by Vivus, one (1) by Innovex, and a third to be agreed upon by the other two (2) arbitrators. If the two party-appointed arbitrators are unable to agree on a third arbitrator within thirty (30) days after the second arbitrator is appointed, the third arbitrator shall be selected by the American Arbitration Association.

[*]


18.0 TERMINATION OF PREVIOUS CONTRACT

     Innovex and Vivus hereby mutually agree and acknowledge that the Sales Force Services Agreement between the parties, dated October 31, 1997, shall be deemed terminated as of January 31, 1998.

19.0 GENERAL PROVISIONS

        19.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

        19.2 Neither party's waiver of the other's breach of any term, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition in this Agreement.

        19.3 If any part or parts of this Agreement are held to be invalid, the remaining parts of the Agreement will continue to be valid and enforceable.

        19.4 The headings of this Agreement are used only as a matter of convenience, and in no way define, limit, construe or describe the scope or intent of any section of this Agreement.

        19.5 The entire contents of Attachment A and all the Schedules attached hereto shall be incorporated herein by this reference, as if fully set forth in this Agreement.

        19.6 Except for the Sales Force Services Agreement between the parties dated October 31, 1997, this Agreement, and the materials incorporated herein by reference, constitute the entire agreement of the parties and supersedes all prior contracts, agreements and understandings relating to the same subject matter between the parties. The parties intend this Agreement to be a complete statement of the terms of their agreement, and no change or modification of any of the provisions of this Agreement shall be effective unless it is in writing and signed by a duly authorized representative of the party against which it is to be enforced.

        19.7 This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, Innovex and Vivus have executed this Agreement, effective as of the date first above written.



INNOVEX INC.

By: /s/ DAVE STACK                     Date: 3/16/98
   -------------------------------
     Dave Stack
     President, General Manager



VIVUS, INC.


By: /s/ JULIAN S. GANGOLLI             Date: 3/13/98
   -------------------------------
     Julian S. Gangolli
     Vice President, Marketing and Sales

                                   SCHEDULE I

                     INNOVEX RESPONSIBILITIES & OBLIGATIONS

                               VIVUS SALES PROJECT


1. Innovex will provide Innovex Personnel according to the following schedule which is subject to any adjustments mutually agreed upon between the parties:

     -   [*] Territory Representatives, as follows:
         -   [*] employed on [*].
         -   [*].
     -   [*] District Managers [*].
     -   [*] Associate Project Manager, [*].
     -   [*] Project Manager, [*].

     The parties may agree in writing to increase or decrease the number of Territory Representatives and District Managers on the same terms and conditions herein.

2.   [*]

3. Innovex will be responsible for the following:

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]

4.   [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE II

                      VIVUS RESPONSIBILITIES & OBLIGATIONS

                               VIVUS SALES PROJECT


1. Vivus will be responsible [*]

2. Vivus will provide [*]. Vivus will be responsible [*].

3. Vivus shall use all reasonable endeavors to ensure that [*].

4.   [*]

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  SCHEDULE III

                               MUTUAL OBLIGATIONS

                               VIVUS SALES PROJECT


1. Vivus retains Innovex as an independent contractor for the sole purpose of providing the sales force services on the terms and conditions of this Agreement, including the responsibilities and obligations set forth in Schedules I and III (the "Services"). Vivus and Innovex are not partners, not co-employers, and not agents of one another, and neither company has the power to exercise control over the activities of the other company's employees.

2.   [*]

     a.  [*]

     b.  [*]

     c.  [*]

     d.  [*]

     e.  [*]

3.   Innovex and Vivus [*]

4.   Innovex and Vivus will agree [*]

5.   As a general rule, [*]

6.   Computer Hardware and Software.

     a.  [*]

     b.  [*]

     c.  [*]

7.   Transfer of Innovex Personnel.

     a.  [*]

     b.  [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     c.  [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE IV

                                ROLE DEFINITIONS

                               VIVUS SALES PROJECT


1.   Territory Representative

     RESPONSIBILITIES AND DUTIES:

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]

     SKILLS:

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]

2.   District Manager

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     -   [*]
     -   [*]
     -   [*]
     -   [*]

3.   Project Manager

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]

4.   Associate Project Manager

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE V

                                      FEES

                               VIVUS SALES PROJECT


1. Fees. Vivus shall pay to Innovex the following Fees in connection with the Services from [*].

     a.  [*]

         -   [*]
         -   [*]
         -   [*]

         [*]

         [*]

     b.  [*]

     c.  [*]

         [*]

     d.  [*]

2.   [*]

3.   [*]

4.   [*]

5.   [*]

6.   [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT A
                     INNOVEX SALES FORCE EXPENSE ALLOCATION
                                FEBRUARY 1, 1998
                                 PROJECT # 8165


                                                                      INNOVEX        BILLABLE        VIVUS
                             CATEGORY                                  DIRECT      (PASSTHROUGH)     DIRECT
                             --------                                  ------      -------------     ------
Auto Costs: monthly allowance, mileage, parking and tolls               [*]             [*]           [*]
Back office, infrastructure                                             [*]             [*]           [*]
Call Reporting and Sample Accountability System                         [*]             [*]           [*]
Drug Screens                                                            [*]             [*]           [*]
Equipment for Innovex Personnel: Computer (hardware/software);
detail bags, business cards                                             [*]             [*]           [*]
Field Supplies: postage, stationery, phone charges                      [*]             [*]           [*]
Forms, reports specially requested by Vivus                             [*]             [*]           [*]
Insurance: employment, workers comp., E&O, CGL                          [*]             [*]           [*]
Medical and other benefits                                              [*]             [*]           [*]
Meetings:
1) initial training
2) Vivus national, regional & district; product launches                [*]             [*]           [*]
Payroll Taxes                                                           [*]             [*]           [*]
Promotional literature and aids, including distribution                 [*]             [*]           [*]
Promotional marketing expenses (the cost of which has been
preapproved by Vivus in writing)                                        [*]             [*]           [*]
Recruiting (database screening, ad placement): re-recruiting            [*]             [*]           [*]
Salaries and Variable Incentive Compensation                            [*]             [*]           [*]
Sales data, territory alignment, mapping and optimization               [*]             [*]           [*]
Samples, including distribution to Reps                                 [*]             [*]           [*]
Severance                                                               [*]             [*]           [*]
Travel Expenses (air, hotel & meals)                                    [*]             [*]           [*]

     * Interviewee, final interview expenses
     * Training
     * Project Manager, APM, DM, NSD, Reps



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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